SERVICER'S CERTIFICATE
   CHEVY CHASE AUTO RECEIVABLES TRUST 1998-1
   5.97 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:    April 20, 1998
   Collection Period:    March, 1998
   Record Date:          April 19, 1998

        Under the pooling and Servicing Agreement, dated as of March 1, 1998, between Chevy Chase Bank,
   F.S.B. (as "Seller  and "Servicer") and U.S. Bank
   National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
   Trust 1998-1 (the "Trust") during the previous month.
   The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


   A.   Information Regarding the Current Monthly Distribution.
        1.  Certificates
            (a) The Aggregate amount of the
                distribution to
                Certificate holders on the
                Distribution Date Set forth above .....$   4,120,478.85

            (b) The amount of the distribution
                set forth in paragraph (a)
                above allocable to principal,
                including any overdue principal .......$   3,369,249.93

            (c) The amount of the distribution
                set forth in paragraph (a) above
                allocable to interest, including
                any overdue interest ..................$     751,228.92

            (d) The Insured Payments, if any, with
                respect to such Distribution
                Date ..................................$           0.00

            (e) The Premium Amount with
                respect to such Distribution
                Date ..................................$      18,453.94

            (f) The amount of the distribution
                set forth in paragraph (a) above,
                per Certificate in a principal
                amount of $1,000 ......................$     27.2877970

            (g) The amount of the distribution
                set forth in paragraph (b) above,
                per Certificate in a principal
                amount of $1,000 ......................$     22.3127970

            (h) The amount of the distribution
                set forth in paragraph (c) above,
                per Certificate in a principal
                amount of $1,000 ......................$      4.9750000

            (i) The amount of the distribution
                set forth in paragraph (d) above,
                per Certificate in a principal
                amount of $1,000 ......................$      0.0000000

            (j) The Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$ 147,631,537.89

            (k) Reserve Account Withdrawal Amount......$           0.00

            (l) The balance of the Reserve Account,
                after effect to distributions
                and deposits and the change in
                balances on such
                Distribution Date .....................$  15,422,623.49

            (m) Yield Maintenance Withdrawal Amount....$       5,451.58

            (n) The balance of the Yield
                Maintenance Account , after
                giving effect to distributions
                on such Distribution
                Date ..................................$      83,712.01

            (o) Monthly Servicing Fee..................$     295,709.88

            (p) Monthly Trustee's Fee..................$         427.84

            (q) Aggregate of all Purchase Amounts
                received on the related Determination
                Date ..................................$           0.00

            (r) Aggregate amount received with respect
                to Defaulted Receivables, including
                Liquidation Proceeds, during the
                related Collection Period..............$           0.00

            (s) The Reimbursement Amount for such
                Distribution Date......................$           0.00

   B.   Information Regarding the Performance of the Trust.
        1.  Net Losses, Delinquencies and Pool Balance.
            (a) The aggregate net losses on the
                Receivables for the related Collection
                Period ................................$           0.00

            (b) Delinquency Percentage relating to such
                Distribution ..........................$           0.11%

            (c) The aggregate principal balance of all
                Receivables which were delinquent 30
                days or more as of the last day of the
                related Collection Period .............$   4,078,852.39

            (d) The Pool Balance as of the end of the
                related Collection Period .............$ 147,631,537.89

            (e) The Pool Factor as of the end of the
                related Collection Period .............$      0.9776872

        Weighted average annual percentage rate (1)               16.58%

        Weighted average remaining term to maturity (1)           55.15












        (1) Weighted by current balance.





                         CHEVY CHASE BANK, F.S.B.
                         Auto Trust 1998-1  Servicer


                         Mark A. Holles
                         Vice President